UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              March 22, 2005
                              --------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                    000-50032                     84-1077242
     --------                    ---------                     ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                                   ---
         (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
Item 7.01 Regulation FD Disclosure

     On March 22, 2005, the Company released a press release with a copy of a letter which was mailed to each of its shareholders. See Exhibit 99, Press Release dated March 22, 2005, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        99                       Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 03/22/05                          /s/ Mark Meriwether
       --------                          ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director